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                                                                      Exhibit 21

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
                                                                              JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                   WHICH ORGANIZED
A.V. Chemie AG                                                              Switzerland
ADC Philippines, Inc.                                                       Philippines
ADESPAN S.R.L.                                                              Italy
ADESPAN U.K. Limited                                                        United Kingdom
AEAC, Inc.                                                                  U.S.A.
Avery (China) Company Limited                                               China
Avery Automotive Limited                                                    United Kingdom
Avery Corp.                                                                 U.S.A.
Avery de Mexico S.A. de C.V.                                                Mexico
Avery Dennison (Fiji) Limited                                               Fiji
Avery Dennison (Guangzhou) Co. Ltd.                                         China
Avery Dennison (Guangzhou) Converted Products Limited                       China
Avery Dennison (Hong Kong) Limited                                          Hong Kong
Avery Dennison (India) Private Limited                                      India
Avery Dennison (Ireland) Limited                                            Ireland
Avery Dennison (Kunshan) Limited                                            China
Avery Dennison (Malaysia) SDN. BHD.                                         Malaysia
Avery Dennison (Shanghai) International Trading Limited                     China
Avery Dennison (Thailand) Ltd.                                              Thailand
Avery Dennison Australia Group Holdings Pty Limited                         Australia
Avery Dennison Belgie B.V. B.A.                                             Belgium
Avery Dennison C.A.                                                         Venezuela
Avery Dennison Canada Inc.                                                  Canada
Avery Dennison Chile S.A.                                                   Chile
Avery Dennison Colombia S.A.                                                Colombia
Avery Dennison Converted Products de Mexico, S.A. de C.V.                   Mexico
Avery Dennison Coordination Center B.V.B.A.                                 Belgium
Avery Dennison Danmark Holding ApS                                          Denmark
Avery Dennison Deutschland G.m.b.H.                                         Germany
Avery Dennison do Brasil Ltda.                                              Brazil
Avery Dennison Dover S.A.                                                   Argentina
Avery Dennison Etiket Ticaret Limited Sirketi                               Turkey
Avery Dennison Europe Holding (Deutschland) G.m.b.H & Co KG                 Germany
Avery Dennison Finance Danmark A.p. S.                                      Denmark
Avery Dennison Finance France S. A. S.                                      France
Avery Dennison Finance Germany G.m.b.H.                                     Germany
Avery Dennison Finance Luxembourg S. A. R. L.                               Luxembourg
Avery Dennison Foreign Sales Corporation                                    Barbados
Avery Dennison France S.A.                                                  France
Avery Dennison G Holdings I Company                                         U.S.A.
Avery Dennison G Holdings II Company                                        U.S.A.
Avery Dennison G Investments I Limited                                      Gibraltar
Avery Dennison G Investments II Limited                                     Gibraltar
Avery Dennison G Investments III Limited                                    Gibraltar
Avery Dennison G Investments IV Limited                                     Gibraltar
Avery Dennison Group Danmark A.p.S.                                         Denmark
Avery Dennison Health Management Corporation                                U.S.A.
Avery Dennison Holding & Finance The Netherlands B. V.                      Netherlands
Avery Dennison Holding AG                                                   Switzerland
Avery Dennison Holding G.m.b.H.                                             Germany
Avery Dennison Holding Luxembourg S. A. R. L.                               Luxembourg
Avery Dennison Holdings Limited                                             Australia
Avery Dennison Hong Kong B.V.                                               Netherlands
Avery Dennison Hungary Limited                                              Hungary
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
                                                                              JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                   WHICH ORGANIZED
Avery Dennison Iberica, S.A.                                                Spain
Avery Dennison Investments The Netherlands B. V.                            Netherlands
Avery Dennison Italia S.p.A.                                                Italy
Avery Dennison Korea Limited                                                Korea
Avery Dennison Luxembourg S.A.                                              Luxembourg
Avery Dennison Materials France S.A.R.L.                                    France
Avery Dennison Materials G.m.b.H.                                           Germany
Avery Dennison Materials Ireland Limited                                    Ireland
Avery Dennison Materials Nederland B.V.                                     Netherlands
Avery Dennison Materials Pty Limited                                        Australia
Avery Dennison Materials U.K. Limited                                       United Kingdom
Avery Dennison Mexico S.A. de C.V.                                          Mexico
Avery Dennison Nordic A/S                                                   Denmark
Avery Dennison Norge A/S                                                    Norway
Avery Dennison Office Products (NZ) Limited                                 New Zealand
Avery Dennison Office Products (PTY.) Ltd.                                  South Africa
Avery Dennison Office Products Company                                      U.S.A.
Avery Dennison Office Products De Mexico, S.A. de C.V.                      Mexico
Avery Dennison Office Products France S. A. S.                              France
Avery Dennison Office Products Italia S.r.l.                                Italy
Avery Dennison Office Products Manufacturing & Trading Limited
Liability Company (Avery Dennison Ltd.)                                     Hungary
Avery Dennison Office Products PTY Limited                                  Australia
Avery Dennison Office Products U.K. Limited                                 United Kingdom
Avery Dennison Osterreich G.m.b.H.                                          Austria
Avery Dennison Overseas Corporation                                         U.S.A.
Avery Dennison Pension Trustee Limited                                      United Kingdom
Avery Dennison Peru S. A.                                                   Peru
Avery Dennison Polska Sp. Z O.O.                                            Poland
Avery Dennison Scandinavia A/S                                              Denmark
Avery Dennison Schweiz AG                                                   Switzerland
Avery Dennison Security Printing Europe A/S                                 Denmark
Avery Dennison Shared Services, Inc.                                        U.S.A.
Avery Dennison Singapore (PTE) Ltd                                          Singapore
Avery Dennison South Africa (Proprietary) Limited                           South Africa
Avery Dennison Suomi OY                                                     Finland
Avery Dennison Sverige AB                                                   Sweden
Avery Dennison Systemes d'etiquetage France S.A.S.                          France
Avery Dennison U.K. Limited                                                 United Kingdom
Avery Dennison Verwaltungs G.m.b.H.                                         Germany
Avery Dennison Zweckform Austria G.m.b.H.                                   Austria
Avery Dennison Zweckform Office Products Europe G.m.b.H.                    Germany
Avery Dennison Zweckform Unterstutzungskasse G.m.b.H.                       Germany
Avery Dennison, S.A. de C.V.                                                Mexico
Avery Dennison-Maxell K.K.                                                  Japan
Avery Etiketsystemer A/S                                                    Denmark
Avery Etiketten B.V.                                                        Netherlands
Avery Etikettsystem Svenska AB                                              Sweden
Avery Graphic Systems, Inc.                                                 U.S.A.
Avery Guidex Limited                                                        United Kingdom
Avery Holding B.V.                                                          Netherlands
Avery Holding Limited                                                       United Kingdom
Avery Holding S.A.                                                          France
Avery Maschinen G.m.b.H.                                                    Germany

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
                                                                              JURISDICTION IN
NAME OF CURRENT SUBSIDIARY                                                   WHICH ORGANIZED
Avery Pacific Corporation                                                   U.S.A.
Avery Properties PTY. Limited                                               Australia
Avery Research Center, Inc.                                                 U.S.A.
Avery, Inc.                                                                 U.S.A.
BOA/IWACO Offset A/S                                                        Denmark
Cardinal Insurance Limited                                                  Bermuda (U.S.A.)
Dennison Comercio, Importacas E Exportacao Ltda.                            Brazil
Dennison Development Associates                                             U.S.A.
Dennison International Company                                              U.S.A.
Dennison International Holding B.V.                                         Netherlands
Dennison Ireland Limited                                                    Ireland
Dennison Manufacturing (Trading) Ltd.                                       Channel Islands
Dennison Manufacturing Company                                              U.S.A.
Dennison Office Products Limited                                            Ireland
DMC Development Corporation                                                 U.S.A.
Dunsirn Industries, Inc.                                                    U.S.A.
Etikettrykkeriet A/S                                                        Denmark
Fasson Canada Inc.                                                          Canada
Fasson Portugal Produtos Auto-Adesivos LDA.                                 Portugal
IWACO A/S                                                                   Denmark
IWACO Labels & Labelling Systems OY                                         Finland
Iwaco Norge AS                                                              Norway
LAC Retail Systems Limited                                                  United Kingdom
Monarch Industries, Inc.                                                    U.S.A.
Ocawi Sverige AB                                                            Sweden
PT Avery Dennison Indonesia                                                 Indonesia
Retail Products Limited                                                     Ireland
Security Printing Division, Inc.                                            U.S.A.
Spartan International, Inc.                                                 U.S.A.
Spartan Plastics Canada, Ltd                                                Canada
Steinbeis Office Products Beteiligungs G.m.b.H.                             Germany
Stimsonite Australia PTY Limited                                            Australia
Stimsonite Corporation                                                      U.S.A.
Stimsonite do Brasil Ltda                                                   Brazil
Stimsonite Europa Limited                                                   United Kingdom
Stimsonite International, Inc.                                              U.S.A.
Tiadeco Participacoes, Ltda.                                                Brazil
Zweckform U.K. Ltd.                                                         United Kingdom
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